Exhibit 10.2
FOURTH AMENDMENT
TO
AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

This Fourth Amendment to Amended and Restated Loan and Security Agreement (this “Amendment”) is made and entered into as of January 13, 2022, by and among PACIFIC WESTERN BANK, a California state chartered bank (“Bank”), and OLO INC. (f/k/a Mobo Systems, Inc.) and WISELY, LLC (individually and collectively, “Borrower”).

RECITALS

Borrower and Bank are parties to that certain Amended and Restated Loan and Security Agreement dated as of February 11, 2020, as amended by that certain First Amendment to Amended and Restated Loan and Security Agreement dated as of April 29, 2021, that certain Second Amendment to Amended and Restated Loan and Security Agreement dated as of August 13, 2021, and that certain Third Amendment and Joinder to Amended and Restated Loan and Security Agreement dated as of December 9, 2021 (the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.

NOW, THEREFORE, the parties agree as follows:

1) The following defined terms in Exhibit A to the Agreement are hereby amended and restated, as follows:

“Formula Revolving Maturity Date” means May 12, 2022.

“Non-Formula Revolving Maturity Date” means May 12, 2022.

2) Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof. Each Borrower ratifies and reaffirms the continuing effectiveness of all agreements entered into in connection with the Agreement.

3) Each Borrower represents and warrants that the representations and warranties contained in the Agreement are true and correct as of the date of this Amendment.

4) This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

5) As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:

a) this Amendment, duly executed by each Borrower;

b) payment of all Bank Expenses, including Bank’s expenses for the documentation of this Amendment and any related documents, and any UCC, good standing or intellectual property search or filing fees, which may be debited from any Borrower’s accounts; and

c) such other documents and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OLO INC.

By: /s/ Peter Benevides
Name: Peter Benevides
Title: Chief Financial Officer

WISELY, LLC

By: /s/ Noah H. Glass
Name: Noah H. Glass
Title: President

PACIFIC WESTERN BANK

By: /s/ James Londono
Name: James Londono
Title: Senior Vice President

[Signature Page to Fourth Amendment to Amended and Restated Loan and Security Agreement]